Strategic Partners Opportunity Funds
New Era Growth Fund

Prospectus dated April 30, 2003

Supplement dated June 9, 2003

The following replaces the section of the prospectus titled "How the Trust is Managed - Manager-of-Managers
Structure (Focused Value Fund)":

How the Trust is Managed-Manager-of-Managers Structure

With respect to the Focused Value Fund and the New Era
Growth Fund, PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange
Commission that generally permits PI to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with Advisers. Shareholders of the Focused Value and New Era Growth Funds still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the affected Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements under the Order. Although the Order currently does not apply to the Focused Growth Fund, shareholders of that Fund are being asked to vote to approve this structure at a special meeting of shareholders to be held on or about July 17, 2003.






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